
RENAVOTIO Inc.
RENEW AND REVITALIZE OUR INFRASTRUCTURE

Company Presentation

Stock Symbol: RIII

April 2022



DISCLAIMER

THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS". THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS, AS WELL AS A NUMBER OF ASSUMPTIONS CONCERNING FUTURE EVENTS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, MANY OF WHICH ARE OUTSIDE OF OUR CONTROL AND ALL OF WHICH COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS SHOULD NOT BE UNDULY RELIED UPON, AND WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS FOLLOWING THE DATE THIS PRESENTATION IS FIRST MADE TO YOU.

RENAVOTIO CAPITAL SUMMARY AT A GLANCE

ISSUER:	Renavotio, Inc.
TICKER/EXCHANGE:	RIII
TYPE OF SECURITY:	Common Stock
SHARES OUTSTANDING: 04/05/22:	155,942,103
FLOAT AMOUNT:	85,615,774

RENAVOTIO AT A GLANCE

I DIVERSIFIED BUSINESS

- RIII is focused on water and sewer infrastructure, ISP , 5G, Fiber Optic, medical, utilities, clean technology related industries
- Today there are 3 portfolio entities with more targeted acquisitions providing services to commercial, industrial and Government based clients

II LARGE MARKET OPPORTUNITY

- Early stages of technology adoption; projected hyper-growth opportunities
- Growth Areas: Rural North America
- Will continue to seek strategic acquisitions

III SEASONED MANAGEMENT

- CEO has over 35 years of experience in public equity and M&A
- Engineering and Technical team are leaders in Infrastructure, Production Engineering, Utility Management with a combined 90 years of experience
- Operators of acquired businesses remain with the business

TWO SYNERGETIC SEGMENTS

Businesses feed one another through higher valued added services and a deep set of customer relationships

INFRASTRUCTURE SERVICES

High cash flow and ROIC businesses
providing essential services to:

- Utilities – water, sewer, energy, gas
- Medical PPE
- Transportation
- Infrastructure Management
- Telecommunications, 5G , fiber

Significant customer relationships, specialized equipment and long-term medical supply contracts

GEOSPATIAL TECHNOLOGY

Re-imagining infrastructure
with next generation technologies:

- GIS / Mapping
- Smart Utility Sensors
- Satellite Communication and Sensors

Core analytics platform for tagging field assets with significant potential growth in smart sensors and IOT, large base commercial, municipal, state and federal government clients

HOW WE VIEW INFRASTRUCTURE

noun [C] The basic structure of an organization or system which is necessary for its operation, esp. Public water, Energy, and Systems for Communication and Transport. As per the Infrastructure Report 2021

"Projected Infrastructure Bill Recently Approved and the Spending Provides Ample Opportunities for Renavotio"



INFRASTRUCTURE SPENDING PLAN
Roads and Bridges $110B
Electric Grid Upgrade $65B
Passenger and Freight Rail $66B
Broadband $65B
Improved Water Quality $55B
Climate Change Protection $50B
Airports & Ports $42B
Public Transit $39B
Environmental Clean-Up $21B
Electric Vehicles $15B
Transportation Safety $11B
Reconnecting Communities $1B



SATELLITE IMAGERY
MOBILE TO CLOUD GEOSPATIAL PLATFORM
SUBSURFACE UTILITY ENGINEERING (SUE)
SEA WALL EXCAVATION

INFRASTRUCTURE / SERVICES

Integrated Smart Utility and Engineering Services with a Strong Reputation for Excellence

RI's infrastructure business was started in the late 1960s by individuals who noticed a decline in the public water sources due to point source and non-point source pollution. Today this business has a significant collection of operations in the Midwest:



Subsurface Utility Engineering (SUE) used to map and maintain underground utility infrastructure



Telecommunications engineering services and 5G installation for telecom



Smart Utility and Engineering used to manage both commercial and Government facilities with proprietary utility management technology

SELECTED CURRENT PROJECTS

- Municipal water replacement project
- Municipal smart meter installation projects
- National GG installation projects
- Fiber Optic 5G installation
- Multiple water district management programs
- Acquire Medical technology, Mask, Gown and Glove Manufacture direct products

Targeted Vertical Markets



Smart Cities/Utility – Energy Management

- P3 (Public/Private/Partnership – all or partial funding
- Design/Build/Operate/Maintain
- Tech upgrades – ongoing services and monetization

Fed/State/Muni Contractors

- Staffing – Engineers, Systems/IT/Project Management
- Design Build - E&C
- IDIQ – Telecom and Engineering
- PPE-PPE Manufactures, Medical Distributors, Federal, State, Medical End User

Telecom Engineers and Contractors

- Telecom Engineering
- Project/Program Management
- Low Latency and Carrier/Enterprise Services
- Design/Build – Operate/Maintain

Tactical Focus

Attractive growth-oriented business plan focused on creating shareholder value both organically and targeted M&A

OPERATIONAL EXCELLENCE

- Centralize accounting and HR functions across companies
- Holding company level CRM
- Prepare organization for synergetic acquisitions and systemized integration for more efficient onboarding

CAPITAL ALLOCATION

- Target future acquisitions of infrastructure and managed utility company's
- **Sectors:** Utility Management/Infrastructure Smart Utility
- **Geographic Focus:** A multi state areas to include Missouri, Kansa, Oklahoma, Colorado, New Mexico and Texas.
- **Transaction Type:**Ownership transition, closely held
- Invest in product development, service, contracting and business development for related technology services

CUSTOMER LED R&D

- Close 3-4 proof of concepts (PoC)
- Commercial rollout of 1-2 new products from PoC
- Develop value-added reseller partnerships to expand company products and services

1. INITIAL ROLL UP INCLUDES THREE COMPANIES
2. EXPAND ENGINEERING BASED COMPANY'S TARGETING INFRASTRUCTURE, TELECOM SMARTCITY SECTOR, SECURE MANUFACTURING RUNS OF PPE PRODUCTS FOR OPPORTUNITY BUYS AND SELLS
3. SOUTHWEST AMERICAN EXPANSION
4. GEOSPATIAL ENABLED IOT/SENSOR SOLUTIONS
5. ACCRETIVE ACQUISITIONS



DISCLAIMER

CERTAIN ILLUSTRATIVE FINANCIAL PROJECTIONS
Forward Looking Statements

Financial Projections The financial projections of Renavotio, Inc. (the "Company") (the "Projections") set forth below constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, performance or achievements or industry standards may differ materially from those express or implied in in such forward-looking statements.

The forward-looking statements in the Projections are not guarantees of future results and are subject to risks that could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. As such, you are cautioned not to place undue reliance on such forward looking statements. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise. All forward-looking included below are qualified in their entirety by this cautionary statement and the statements under "Important Information" below.

Important Information

The Projections and the underlying assumptions were prepared internally by the Company's management, and were not prepared with a view towards compliance with published SEC or the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures or review with respect to the Projections, nor have they expressed any opinion or given any form of assurance with respect to such information or its achievability.

Furthermore, the Projections are necessarily based on numerous variables, assumptions and estimates that are inherently uncertain, many of which are beyond the Company's control, including a wide variety of industry performance, general business, economic, regulatory, market and financial conditions, as well as matters specific to the Company's business.

The Projections should not be regarded as an indication that any of Company or its affiliates or management considered to be predictive of actual future events. Actual results will likely vary from the Projections, and such variations may be material. Neither the Company or its affiliates or management can give you any assurance that actual results will not differ materially from the Projections.

The Projections should be read together with the Company's historical financial statements.

Financial Organic Projections

Attractive 5 year growth-oriented business plan focused on creating shareholder value both organically and additional revenues from one targeted M&A. The forward-looking statements in the Projections are not guarantees of future results and are subject to risks that could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. As such, you are cautioned not to place undue reliance on such forward looking statements


Revenue / EBITDA ($)
$3.9 mm
-$.420mm
$11 mm
$2.9 mm
$17 mm
$4.7mm
$20 mm
$5.8 mm
$24 mm
$6.9 mm
2021
2022
2023
2024
2025

Strategic Growth Projections

1
COMPLETE RE-AUDIT, RE-APPLY TO THE OTC AND MOVE FORWARD ON ADDITIONAL EQUITY FUNDING

2
RE-CAPITALIZE COMPANY RENEW TRUCK FLEET AND INFRASTRUCTURE EQUIPMENT

3
ACQUIRE INDUSTRY SPECIFIC INFRASTRUCTURE COMPANY

4
ACQUIRE UTILITY OPERATING COMPANY

5
EVALULATE PPE BUSINESS AND CONSOLIDATE EXISTING SUBSIDUARIES AND ACQUSITIONS

6
ACQUIRE OR PARTNER WITH GEOSPACIAL COMPANY

7
TARGET GOVERNMENT INFRASTRUCTURE AND TELCOM BIDS

RENAVOTIO Inc.

RENEW AND REVITALIZE OUR INFRASTRUCTURE

Portfolio Company, Utility Management and Construction Company

UTILITY MANAGEMENT CORP

About Utility Management & Construction Company

- Founded in 1962
- A full-service utility contractor providing engineering, construction, and construction supervision
- Provides turn-key management solutions for small water and wastewater systems
- UMCCO Construction (subsidiary) is a full-service utility and excavation company specializing in water, sewer and Telcom design and installation

- Specializes in the management and operations of small utility systems:
  - Rural Waters Systems
  - Public Trusts or Authority
- Including record keeping, reporting, budgeting, customer correspondence, billing and engineering
- Has expertise in water system management including:
- DEQ requirements and regulations
  - Water treatment
  - Utility engineering
  - Utility accounting
  - Gas distribution including OCC and DOT requirements and regulations

UMCCO – 'Outsourced Utility' as-a-Service

- Each client enters into a long-term, binding contract becoming a "contracted revenue stream"
- Services Agreements average 25% IRR
- UMCCO adheres to a best practices approach with its underwriting policy
- Each contract features an agreed upon payment schedule of monthly service fees, has no early termination option.
- UMCCO provides company owned and maintains client owned equipment, with remote control capabilities and the right to suspend service; Virtual Utility business model

UMCCO manages all billing for its districts

- Bills are generated from meter readings and are sent directly to customers on behalf of districts (paper & e-billing
- Annual Budget is built for the districts to revise and approve
- 3rd Party Accounting auditing is scheduled annually for each district


UMCCO
Log In

Licensed Technology Solutions Business

Provides GIS solutions, infrastructure management and "smart city" infrastructure technology to construction, environmental consulting, utility and government clients in the United States.

This technology offers two principal products:

- One enables local and distributed teams to do field data collection using mobile devices (iOS and Android) and manage all geospatial data using a web interface
- One is a collection of components and application program interfaces (APIs) that make it easy to create a full, custom mapping solution very quickly. These components enable extensive and intensive data analysis, routing and dissemination of geospatial information.

TECHNOLOGY FOR UTILITIES

- Our technology platform provides location, visualization, processing and analysis of geographic information, boosting efficiency of utility mapping workflows and reducing operational and maintenance costs
- Accurate and efficient results.
- Locate with a mobile phone or specialized GPS hardware.
- Share any dataset or specific area to be visualized on the phone in the field (and even without internet connection) to facilitate and perform the location process.





Meter Reading and Maintenance

- Meter reading is the of utility cornerstone management
- We use the latest technology in capturing customer data
- We read meters blindly and our system prompts if a reading is out of range
- We re-read when data falls out of range
- We push technology into the districts where we can!




Track and dispatch service calls
Set up maintenance routines
Cross-departmental information access

Workflow Management

- An asset management approach is taken with respect to system maintenance
- Electronic workflow management allows our customers to submit work requests directly via phone, web, or email
- Work requests can never disappear
- Routine service work automatically generates a work order
- Step-by-Step tasks are built for routine maintenance
- Reports indicate the health of the system

Testing and Analysis

- UMCCO Technicians are trained to perform all routine testing and analysis
- UMCCO Technicians perform sampling for 3rd party analysis
- We maintain Chain of Custody documentation for all samples
- UMCCO shares and interprets the results of all 3rd party analysis
- Action plans are generated for out of tolerance results



About Utility Management & Construction Company

Utility Management Corp, ("UMCCO") has expertise in utility system installation and maintenance. UMCCO provides the hard assets and expertise to install pipeline for water, wastewater, storm water and gas systems up to 36 inches in diameter.

- UMCCO competes in the municipal utility bidding market for installation of water, wastewater, storm water, and gas system construction and installation.
- UMCCO has expertise in the installation of HDPE, PVC, and Ductile piping Systems, Fiber Optic, 5G
- UMCCO works as a Preferential Contractor for many municipal systems providing maintenance support

As a General Contractor

- UMCCO bids and performs construction work for Utility Authorities and Rural Water Districts
- UMCCO provides underground boring and fiber optic installation
- UMCCO provides delivery services for dirt and aggregate material using our dump trucks and general contracting
- UMCCO acts as sub-contractor on road projects and utility relocations.
- UMCCO Provides Maintenance Service to Municipal Water and Wastewater Treatment Facilities

As a Preferential Contractor

- UMCCO Construction is the dedicated contractors for each of our 8 districts
- As a dedicated contractor, UMCCO can perform jobs on either a bid or a contractual T&M rate
- T&M contracting mitigates risk for the Districts
- Single-Source contracting ensure that all work in the district meets our standards
- Districts DO-NOT pay to have work done twice!! (no bonding required)

RENAVOTIO Inc.

RENEW AND REVITALIZE OUR INFRASTRUCTURE

Medical PPE Marketing

Medical PPE Marketing

- Renavotio continues to focus on the Personal Protective Equipment (PPE) markets
- Secured production of PPE to supply third parties with masks, gloves and gowns
- Completed over 5 million dollars in PPE sale in the last 18 months
- We are now focusing on products being delivered direct from the factory to the US, allowing RII to physically inspect the origins, quality and quantity to minimize any future risks
- We are already focused on additional PPE transactions that will continue our forward progress into 2022
- The Company continues to develop a customer supply base to provide both short and long-term PPE buying opportunities.









Wanda SD



- Wanda SD is an affordable disinfecting robot that can protect public spaces from dangerous germs and viruses. It can be guided into a space via a smart device.
- Wanda uses UVC lights to disinfect everything from plants and warehouses to hotels, office buildings and airplanes. Wanda features a 42-inch light tower with dual 50-Watt UVC lights and floor spotlights that kill 99 percent of harmful pathogens.
- Sitting on a base of 17" x 17" with a height of 42" allows Wanda to easily move between rooms of residential, commercial, and industrial buildings

WANDA SD

- 99.9% Kill rate for pathogens
- Made in USA and 3D Printed
- Auto UVC light shutoff
- Perimeter monitoring with PIR
- Secondary perimeter monitoring
- With ultrasound
- UVC 42" high tower gets to most
- working surfaces
- UVC spotlights for floor cleaning
- Sanitizing completed text message
- Extensive logs for task validation
- Separate UVC lamp on/off monitor
- +1 Day operations with single charge
- EZ charging of the unit
- Long lamp life
- Messaging system
- iOS and Android apps for controlling and managing Wanda SD

Advisor to Renavotio: Kevin Harrington



- An original "shark" on the hit TV show Shark Tank, Kevin's company has launched massively successful products like *The Food Saver*, *Ginsu Knives*, *The Great Wok of China*, *The Flying Lure*, and many more
- He has worked with amazing celebrities turned entrepreneurs including: Billie Mays, Tony Little, Jack Lalanne, and George Foreman
- www.kevinharrington.tv
- The following website were built for Renavotio by Cicero Transact, (www.cicerotransact.com):
  - https://renavotio.com
  - https://hospitalnewshubb.com
  - https://medicalnewshubb.com
  - https://5gnewshubb.com
  - https://waternewshubb.com
  - https://telecommnewshubb.com
- All opportunities throughout these portals will be directed to each related Renavotio operating subsidiary

SEASONED LEADERSHIP TEAM

Name & Position	Years Exp.	Previous Company's Experience
William C. Robinson, ("Billy") Chairman/CEO/CFO	30+	PaineWebber, V.P. Prudential Securities (NYSE:PRU), Multiple Acquisitions and IPO's, Studied Business & Finance University of Oklahoma
Dr. Robert ('Bob") Mackey COO/Director	30+	VP of engineering at The Bama Companies, Inc. Milnot Company, Inc., Burford Corporation. Doctorate in BioSystems Engineering, Oklahoma State University
Brian Kistler Corporate Compliance Officer	30+	An active Arbitrator with the Financial Industry Regulatory Authority (FINRA) for the State of Indiana. Served in the United States Marine Corp., Indiana State Police, VP Raymond James & Associates
Steven Chen Director	20+	A marketing and motivational speaker and an author of self-motivation books and multi-media courses. Mr. Chen is current the chairman of Success Holding Group Inc. (Cayman Islands) and the chairman of Success Prime Corp. (Taiwan). Mr. Chen was born in Taiwan and studied at Pepperdine University. He currently resides in both Taiwan and China.
Kevin Harrington, Advisory Board	30+	As an original "shark" on the hit TV show *Shark Tank*, the creator of the infomercial, pioneer of the As Seen on TV brand, and co-founding board member of the Entrepreneur's Organization, has produced more than $5 billion in global sales, the launch of more than 500 products

Contact Us:

Corporate
601 South Boulder Ave., Suite 600
Tulsa, OK
Phone: (888) 928 1312
Email: info@renavotio.com
Web: www.renovotio.com

Accounting/Auditing Firm
Marcum, LLP
730 3rd Avenue,
11th Floor,
New York, NY 10017,
P: 212 485 5500

Securities Counsel
Sichenzia Ross Ference LLP
1185 Avenue of the Americas | 31th Floor
New York, NY 10036
T 212 930 9700 | F 212 930 9725

Frederick M. Lehrer P.A.
108 Emil Jahna Road
Clermont, FL 34711
561-706-7646

RENAVOTIO Inc.
RENEW AND REVITALIZE OUR INFRASTRUCTURE

From the Latin word 'Rena' meaning Reborn